                                                                   Exhibit 32(c)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                    EAGLEBANK
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-Q of Eagle Bancorp, Inc. for the quarter ended March 31, 2006, I, Michael T. Flynn, Executive Vice President of Eagle Bancorp, Inc. and President and Chief Executive Officer of EagleBank, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.


/s/ Michael T. Flynn
-----------------------------------------------------
Michael T. Flynn
Executive Vice President of Eagle Bancorp, Inc., and
   President and Chief Executive Officer of EagleBank






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